UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Equus Total Return, Inc.

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www.equuscap.com
Presentation to RiskMetrics Group
Kenneth Denos
Member of the Board of Directors, Equus Total Return, Inc.
Robert Knauss
Lead Independent Director and Chairman of the Audit Committee
Equus Total Return, Inc.
Fraser Atkinson
Chief Financial Officer, Versatile Systems Inc.
John Hardy
Chief Executive Officer, Versatile Systems Inc. (Via Teleconference)
April 28, 2010

Forward Looking Statements and Important Information
This presentation may contain certain forward-looking statements regarding future circumstances. These forward-
looking statements are based upon the Fund’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements, including, in particular, the risks and uncertainties described in the Fund’s filings with the Securities and
Exchange Commission. Actual results, events, and performance may differ. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. The Fund undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this letter does not constitute an admission by the Fund or any other person that the events or circumstances described in such statements are material.
Important Information
The Fund filed a definitive proxy statement concerning the 2010 Annual Meeting of Stockholders with the United States
Securities and Exchange Commission (“SEC”) on April 12, 2010. The Fund has also filed other relevant documents with the SEC. The Fund advises stockholders to read the definitive proxy statement, as well as the other relevant documents filed with the SEC, because they contain important information about the election of directors and any other matters to be presented at the 2010 Annual Meeting of Stockholders. Stockholders may obtain free copies of the definitive proxy statement and the other documents the Fund files with the SEC at the SEC’s website at www.sec.gov.
They may also access a copy of the Fund’s definitive proxy statement by accessing www.equuscap.com. In addition, stockholders may obtain a free copy of the definitive proxy statement and other related documents by contacting
Georgeson Inc. by telephone toll-free at 866-821-2606 (banks and brokerage firms should call 212-440-9800), or by email at equus@georgeson.com.
The Fund, its directors, some of its executive officers and certain other of its employees are participants in the solicitation of proxies in respect of the matters to be considered at the 2010 Annual Meeting of Stockholders.
Information about the participants is set forth in the definitive proxy statement. Information about the participants’ direct or indirect interests in the matters to be considered at the annual meeting is also contained in the proxy statement referred to above.

Agenda
▪ Introduction: Developments since Fall 2009
▪ Why We Are Here
▪ History of Sam & Paula Douglass’ Control of Equus
▪ Discount to Net Asset Value Over Last Ten Years
▪ New Dynamic Leadership: Equus Director Nominees
▪ Numerous Douglass Slate Conflicts and Issues
▪ A New Direction

Introduction: Developments since Fall 2009
▪ Equus Total Return, Inc. (“Equus”, the “Fund”) is a NYSE-Listed business development company that seeks to invest primarily in private companies pursuing growth through acquisitions or organically, leveraged buyouts, recapitalizations, or special situations.
▪ Versatile Systems Inc. (“Versatile”), currently the Fund’s largest shareholder with 822,031 shares, or 9.28%
 of Equus stock, established its position in the fall of 2009; began discussions with then CEO about steps to increase shareholder value.

▪ As a result of poor performance of the Fund and a series of write-downs, Versatile initiated a dialogue with the Board, beginning in January 2010, to help chart a new course of action for Equus.
 ▪ On November 6, 2009, Equus announced a $6.4 million write-down
 ▪ On February 16, 2010, Equus announced a $13.8 million write-down
▪ Versatile offered to contribute the services of its highly qualified principals to assist Equus in increasing its investment reach, access to deal flow and capital, as well as execution capability and management expertise. A minority of four Equus directors were supportive of Versatile’s involvement.
▪ In January 2010, a five member majority of the Equus Board led by its founder, Sam Douglass, rejected overtures of Versatile and created an “executive committee” that assumed the powers of the Fund’s chief executive and excluded those directors that were supportive of Versatile.
▪ Following several weeks of discussions and meetings with representatives of Versatile (including meetings and discussions with William Hankinson, a member of the executive committee and chairman of the Fund’s nominating committee), a majority of the Fund’s directors nominated four representatives of Versatile to the
 Equus Board.
▪ The four new nominees are all directors of Versatile, a public company listed in Canada and the United
 Kingdom. As such, they have been fully vetted by the regulatory authorities in Canada and the UK.

Why We Are Here
▪ Sam Douglass (the founder of the Fund) and his wife, Paula Douglass (a former officer of the Fund)
 are running a full dissident slate to regain control of the Fund.*
▪ Sam and Paula Douglass have been officers or directors of the Fund since its inception.
▪ One or both of the Douglasses approved all of the Fund’s present investments, including those which have performed poorly.
▪ In June 2005, Sam Douglass sold Equus Capital Management Company (“ECMC”), then the Fund’s investment advisor, to the parent company of Moore Clayton Capital Advisors (“MCCA”), which was thereupon appointed as the Fund’s new investment advisor.
▪ Under the terms of the sale of ECMC, two trusts controlled by Sam Douglass were entitled to receive $6 million in installment payments and Sam and Paula Douglass were appointed as officers, directors and employees of MCCA.
▪ As employees of MCCA, Sam and Paula Douglass received more than $1.6 million in salary and bonus.
▪ When MCCA’s appointment as the Fund’s investment advisor was terminated in 2009, Sam and
 Paula were no longer entitled to salary, bonus, or installment payments.
▪ We believe Sam and Paula Douglass have initiated the proxy fight to regain control of Equus for their personal benefit and to renew their income stream lost from the termination of MCCA as the
 Fund’s investment advisor.
* Equus has a declassified board - all nine seats are up for annual election at the May 12th Annual Meeting.

History of Sam & Paula Douglass’ Control of Equus
1980 - Sam Douglass becomes
Chairman of the Board and CEO
of Equus Capital Management
Corporation (“ECMC”), the Fund’s
former investment advisor.
ECMC is 80% owned by two
trusts controlled by Sam
Douglass (“Douglass Trusts”)
1983 - The Fund
begins its
operations.
1991 - The Fund
becomes a publically
traded closed-end
fund. Sam Douglass
appointed Chairman
and CEO.
1992 - Paula
Douglass appointed
an officer and
director of ECMC.
June 30 - The
Fund entered into
a new investment
advisory
agreement with
Moore Clayton
Capital Advisors,
Inc (“MCAA”)
upon the sale of
ECMC to MCAA.
June 2005
• Paula Douglass appointed Vice
 Chairman of the Board of MCCA.
• Sam Douglass appointed President of
 MCCA.
• Sam Douglass begins receiving
 $320,000 annual salary from MCCA
• Paula Douglass begins receiving
 $180,000 annual salary from MCCA
• The Douglass Trusts begin receiving
 payments from parent company of
 MCCA from the sale of ECMC
June 2006 - Paula
Douglass
appointed Vice
President of the
Fund.
August 11 - The
Fund began to
employ a total
return investment
style.
2007 - Sam
Douglass resigns
position as Co-
Chairman of the
Fund but remains
on the Board.
March 24 - The Fund
suspends its managed
distribution policy and
payment of quarterly
distributions for an
indefinite period.
June 12 - The Board
of Directors
announced plans to
“internalize” Fund
management.
June 2009
•Paula Douglass resigns from
position as Vice Chairman of
the Board of MCCA.
•Installment payments from
parent company of MCCA to
the Douglass Trusts cease.
March/April
• Paula Douglass
terminated as
Vice President of
the Fund.
• The Fund’s
Board does not
re-nominate Sam
Douglass for
Board seat.
1980 - 2004
2005
2006
2007
2008
2009
2010
May 2005 - Sam Douglass signs
contract to sell ECMC to parent
company of MCCA for $7.5M. The
Douglass Trusts are entitled to
receive $6 million from the sale.
Douglass Trusts receiving installment payments from parent company of MCCA

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
NAV
Stock Price

EQUS

Discount to Net Asset Value Over Last Ten Years
Equus NAV vs. Stock Price 2000-2009
(Average Discount: 37%)

New Dynamic Leadership: Equus Director Nominees
▪ Alessandro Benedetti: Currently the CEO of SAE Capital Ltd.,
 which he founded in January 2007; for over 20 years has been involved in the structuring and financing of complex transactions, acting on behalf of companies and governments in North
 America, Europe, Central Asia and the Middle East; led the
 acquisition of Wind Telecomunicazioni SpA, based in Italy, which at over 12 billion Euros was the largest leveraged buyout in
 European history at the time.
▪ Bertrand des Pallieres: CEO of SPQR Capital LLP, based in
 London, UK since May 2007; former Global Head of Principal
 Finance and member of the Global Market Leadership Group of
 Deutsche Bank from 2005 to 2007; also held positions of Global
 Head of Structured Credit, European Head of Derivatives
 Structuring and Marketing, and Co-head of sales for Europe
 Middle East and Africa at JP Morgan.
▪ John A. Hardy: Chairman and Chief Executive Officer of
 Versatile since January 1997; has had extensive experience in the insurance, finance and banking sectors, as well as mergers and acquisitions and litigation and resolution of multi-jurisdictional disputes practicing as a Barrister from 1978-1997; was adjunct
 Professor in insurance law at the University of British Columbia from 1984-2000.
▪ Fraser Atkinson: CFO of Versatile since February 2003,
 Corporate Secretary of Versatile since October 2003 and Director since November 2003; involved in both the technology and
 corporate finance sectors as a partner at KPMG, LLP for over 14 years.
▪ Richard F. Bergner: Practicing attorney in Houston, TX for 50 years; practice includes corporate, investment and real estate mattters; has litigated cases in federal and state court.
▪ Gregory J. Flanagan: Chairman of the Board, CEO and
 President of the Fund from July 2009 to February 2010;
 previously served as COO of Gallagher Healthcare, Inc. -
 Houston Branch, an insurance brokerage company; has more
 than 20 years of commercial banking experience.
▪ Henry W. Hankinson: Managing Partner and co-founder of
 Global Business Associates, LLC, a boutique M&A consulting
 firm in Atlanta, GA; former military officer with engineering and
 MBA degrees; has held domestic and international senior
 executive management positions for over 30 years, including at
 Halliburton / Brown & Root (“HBR”); Establish the oil & gas
 construction market for HBR in the Former Soviet Union and was senior HBR regional Managing Director of Saudi Arabia.
▪ Robert L. Knauss: Former Chairman of the Board of Philip
 Services Corp., an industrial services company, from 1998 to
 2003, and Chairman of the Board and CEO of Baltic International
 USA, Inc. from 1995 to 2003; during the past twenty years, has served on the Boards of Directors of eight public companies;
 former Dean and Distinguished University Professor of University
 of Houston Law School and Dean of Vanderbilt Law School.
▪ Kenneth I. Denos: Served as a director and principal of many small public and private companies throughout the world; since
 August 2009 has been Deputy Executive Chairman of London
 Pacific & Partners, Inc., a healthcare and hospitality corporate finance advisory and investment firm; previously was President of the Fund from December 2007 to June 2009; CEO of the Fund
 from August 2007 to June 2009; Executive Vice President and
 Secretary of the Fund from June 2005 until August 2007.
Highlighted Director Nominees represent Versatile;
Average age of four new director nominees is 50 years.

Numerous Douglass Slate Conflicts and Issues
▪ Sam Douglass, Husband of Paula Douglass, received a “Wells” notice from the
 SEC in June 2009.
 ▪ Provides notice that SEC may bring civil actions against Sam Douglass for possible violations of securities laws.
▪ Douglass slate includes both the Chairman and the CEO of Trulite, Inc. - a company in default on a $2.3 million loan from Equus; Paula Douglass is on
 Trulite’s Board.
 ▪ Jonathan Godshall and John White - two Douglass slate nominees - serve as the CEO and
 Chairman, respectively, of Trulite, Inc.
 ▪ Trulite has defaulted on a $2.3 million loan to Equus that was originated by Paula Douglass on behalf of the Fund.
 ▪ Paula Douglass - along with Jonathan Godshall and John White - are directors of Trulite.
▪ Other nominees are primarily Houston-based, and include long-term associates of the Douglasses.
 ▪ Six of nine Douglass slate nominees list Houston addresses in the proxy.
 ▪ John Wade, a Douglass slate nominee, was formerly Vice President of Tax Planning for Equus
 Corporation International, a company co-founded by Paula Douglass.

A New Direction
▪ The Fund’s director nominees - including the four new directors - will focus immediately on:
 ▪ Identifying and naming a talented and experienced CEO to lead the Fund forward;
 ▪ Reducing costs and maximizing investments in portfolio companies through active management;
 ▪ Effectively communicating fund strategy and growth opportunities to shrink NAV discount.
▪ Mid to longer-term objectives, include:
 ▪ Transforming Equus from a small Houston-based fund into a much larger, internationally focused and dynamic investment vehicle;
 ▪ Capitalizing on attractive investment opportunities around the world;
 ▪ Getting Equus firmly back on the track of receiving regular income and capital appreciation from its portfolio investments; and
 ▪ Ultimately seeking to resume the Fund’s quarterly dividend that was discontinued in early 2009.
▪ Commitment to corporate governance best practices
 ▪ Independent board of directors, without conflicts and led by independent Chairman.
 ▪ All directors committed to active Board involvement.
 ▪ All but one of nominees would be independent directors.
The election of the Fund’s director nominees will ensure that the Board can continue to move forward with its plan to build shareholder value.